NUMBER                                                      SHARES
                                     anacomp

COMMON STOCK                                                 CUSIP 032371 10 6
PAR VALUE $.01                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                  ANACOMP, INC.


               INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA

This Certifies that



is the record holder of




             FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF

ANACOMP, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures its duly authorized officers.

Dated:



/s/ Lang Lowrey, III                                /s/ William C. Ater
- - --------------------------                          -------------------------
President and Chief Executive Officer               Secretary


                          COUNTERSIGNED AND REGISTERED:
                              Chemical Mellon Shareholder Services, L.L.C.
                                      (New York)                TRANSER AGENT
                                                                AND REGISTRAR

                                  ANACOMP, INC.


     A STATEMENT, IN FULL OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common      UNIF GIFT MIN ACT ----- Custodian ------
TEN ENT --  as tenants by the entireties                (Cust)       (Minor)
JT TEN -- as  joint  tenants  with  right  of     under Uniform Gifts to Minors
                survivorship   and   not  as
                tenants in common                   Act ----------------
                                                            (State)

     Additional abbreviations may also be used though not in the above list.


          PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
- - -----------------------------------------------------------

- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------
PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE OF
ASSIGNEE.

- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------

- - -------------------------------------------------------- Shares represented by the within Certificates, and do hereby irrevocably constitute and appoint --

- - --------------------------------------------------------------------------------

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:--------------------

AFFIX MEDALLION SIGNATURE
GUARANTEE PRINT BELOW



               ----------------------------------------------------------------

               ----------------------------------------------------------------
               ABOVE SIGNATURES TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

               THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.

AMERICAN BANKNOTE COMPANY     PRODUCTION COORDINATOR AL DERMOVESIAN 215-830-2100
   880 BLAIR MELL ROAD                      PROOF OF MAY 28, 1996
    HORSHAM, PA 18644                              ANACOMP
       215-667-3450                                H44278bk

SALESPERSON: P. SHEERIN 1-800-281-9198                Opr.   is    NEW

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